UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(E)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Delphi Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notes:

Reg. (S) 240.14a-101.

SEC 1913 (3-99)

Notice of DELPHI’S Annual Meeting

The Hilton, Jackson

1001 East County Line Road

Jackson, Mississippi 39211

Thursday, May 6, 2004, 8:00 am local time

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
1	Greeting 1	Hello. Thank you for calling the Telephone Proxy Voting Service.
			ð	Go to dialogue # 2.

2	Greeting 2	Press one if you are calling from a touch-tone phone and have your Proxy, Form in front of you.
		F	Enter ‘1’.
			ð	Go to dialogue # 3.
		F	Enter invalid response. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
			ð	Disconnect.
			G	When an invalid response of more than 1 digit is entered, the caller is disconnected without a message.
		F	Enter nothing. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
			ð	Disconnect.

3	Let’s Begin	Let’s begin.
			ð	Go to dialogue # 4.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
4	Enter CN	Please enter the twelve digit Control Number located on the left side of the Proxy Form above the directors.
		F	Enter 12 valid Control Number digits during or after dialogue #s 3 & 4.
			ð	Go to dialogue # 5.

		F	Enter 12 invalid Control Number digits during or after dialogue #s 3 & 4. “Sorry, your Control Number is invalid.”
			ð	Go to dialogue # 4.
- A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects - .

		F	Enter 1 to 11 invalid digits/characters during or after dialogue #s 3 & 4. “Sorry, your input was invalid.”
			ð	Go to dialogue # 4
- A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects - .

		F	Enter nothing. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 4. - A third no response triggers the ‘Sorry Problems’ message and disconnects - .

5	Thank You	Thank you. When vote is in advance of the meeting date . . .
			ð	Go to dialogue # 6.
OR
When vote is on the day of or passed the meeting date . . .
“Your vote cannot be accepted. It is the day of the meeting or the vote is late.”
			ð	Go to dialogue # 4.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
6	Accept Default	If you elect to vote as the Board of Directors recommends, press one. If you elect to vote on directors and proposals individually, press two. If you would like to be issued a legal proxy and plan to attend the meeting and vote your shares in person, press three.
		F	Enter ‘1’.
			ð	Go to dialogue # 25.
		F	Enter ‘2’.
			ð	Go to dialogue # 8.
		F	Enter ‘3’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 6.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects - ..

7	Mail Legal Proxy	You have chosen to be sent a legal proxy through the mail. To confirm the mailing of this proxy, press one. To cancel your request for a mailed proxy, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 7A.
		F	Enter ‘2’.
			ð	Go to dialogue # 8.
G NOTE: When a ‘2’ is entered to cancel the request for a mailed legal proxy, caller gets dialogue # 8 (to vote for nominees). Shouldn’t caller return to dialogue # 6 to start over?
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 7.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects - ..

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
7A	Confirm Mail Proxy	We have just confirmed that you will be mailed a legal proxy.
			ð	Go to dialogue # 27.
8	Nominee Vote ** Dialogue  or ‚ depending on whether there are Nominees for this proxy vote	There are zero nominees for this proxy vote.
			ð	Go to dialogue # 17.
OR
‚If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.
		F	Enter ‘1’.
			ð	Go to dialogue # 9.
		F	Enter ‘2’.
			ð	Go to dialogue # 10.
		F	Enter ‘3’.
			ð	Go to dialogue # 11.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 8.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
9	For All Nominees	You have voted for all nominees. If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 17.
		F	Enter ‘2’.
			ð	Go to dialogue # 8.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 9.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

10	Withhold All Nominees	You have voted to withhold all nominees. If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 17.
		F	Enter ‘2’.
			ð	Go to dialogue # 8.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 10.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

11	Specific Nominee	You have chosen to withhold Specific Nominees.
			ð	Go to dialogue # 12.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
12	Enter Nominee	Enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.
		F	Enter valid two digit number between 1 and 10.
			ð	Go to dialogue # 13.
		F	Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.
			ð	Go to dialogue # 14.
		F	Enter ‘00’.
			ð	Go to dialogue # 17.
		F	Enter invalid digit(s).
			ð	Go to dialogue # 15.
		F	Enter nothing.
			ð	Go to dialogue # 17.

13	Verify Nominee	You have entered Nominee Number . . . . If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 16.
		F	Enter ‘2’.
			ð	Go to dialogue # 16.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 13. — (Only “if...correct, press one - If…not correct, press two” is repeated.)
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

14	Dup Nominee	You have already selected Nominee Number . . . .
			ð	Go to dialogue # 16.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
15	Invalid Nominee	Your entry was invalid. The Nominee Number must be between one and ten.
			ð	Go to dialogue # 16.

16	Another Nominee	If you wish to withhold another nominee, enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.
		F	Enter valid two digit number between 1 and 10 to withhold another nominee.
			ð	Go to dialogue # 13.
		F	Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.
			ð	Go to dialogue # 14.
		F	Enter ‘00’.
			ð	Go to dialogue # 17.
		F	Enter invalid nominee number
			ð	Go to dialogue # 15.
		F	Enter nothing.
			ð	Go to dialogue # 17.

17	Proposal Voting	Proxy Voting continues with Proposal Voting.
			ð	Go to dialogue # 18.

18	Proposal Name	We are ready to accept your vote for Proposal . . . .
			ð	Go to dialogue # 19.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
19	Proposal Vote	If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.
		F	Enter ‘1’, ‘2’, ‘3’, etc. (proposal numbers may vary) to vote on a specific proposal.
			ð	Go to dialogue # 18 to vote on another proposal.
			ð	Go to dialogue # 20 after all proposals are voted.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 18.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

20	Nominee Vote Confirmation	When there are no nominees . . .
			ð	Go to dialogue # 21
When there are nominees . . .
You have voted for all Nominees.
OR
You have voted to withhold all Nominees.
OR
You have voted to withhold Nominee . . . .
			ð	Go to dialogue # 21.

21	For Proposal	You have voted for Proposal . . . .

22	Against Proposal	You have voted against Proposal . . . .

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
23	Abstain Proposal	You have voted to abstain from Proposal
		F	Dialogues 21, 22, and 23 are repeated until all proposal votes are verified.
			ð	Go to dialogue # 24.

24	Confirm Votes	If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.
		F	Enter ‘1’. “A vote has been recorded for Control Number . . . . . . . . . . . .”.
			ð	Go to dialogue # 27.
		F	Enter ‘2’.
			ð	Go to dialogue # 6.
- A third entry of this response triggers the ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects - ..
		F	Enter ‘3’.
			ð	Go to dialogue # 20.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 20, 21, 22, 23.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

25	Vote Recommend	You have elected to vote as the Board of Directors has recommended.
			ð	Go to dialogue # 26.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
26	Board Recommends	Recommended elections include a vote to approve all proposed nominees and a vote for proposals zero one, zero two, zero four. If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.
		F	Enter ‘1’. “A vote has been recorded for Control Number . . . . . . . . . . . .”.
			ð	Go to dialogue # 27.
		F	Enter ‘2’.
			ð	Go to dialogue # 6.
- A third entry of this response triggers the ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects - ..
		F	Enter ‘3’.
			ð	Go to dialogue # 25.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 25.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects - ..

27	Conclude Business	If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 28.
		F	Enter ‘2’.
			ð	Go to dialogue # 28.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 27.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnect - ..

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

DIALOGUE NUMBER	TYPE OF DIALOGUE	DIALOGUE
28	Record Votes	All of your votes have been recorded by the Telephone Proxy Voting Service. Do not mail in your proxy card. Keep it as a record of your vote.
		ð	Go to dialogue # 4 - if voting for another Proxy Election based on voter’s response to dialogue # 27.
		ð	Go to dialogue # 29 - if not voting for another Proxy Election based on voter’s response to dialogue # 27.

29	Thank You	Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.
		ð	Disconnect.

GENERIC BENEFICIAL

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-454-8683

STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the “Sorry Problems” dialogue is repeated on the third attempt to get valid information.

TYPE OF INSTRUCTION	DIALOGUE
Sorry Problems	We are sorry you are experiencing problems entering your vote. Please call later and try again.
	G	NOTE The “Sorry Problems” dialogue is generally repeated after any combination of three invalid responses or non responses to a set of dialogues. This is followed by a disconnection.

Too Many Incorrects	You have made too many incorrect entries. Please call back when you have the correct information.
G

NOTE

The “Too Many Incorrects” dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the “Sorry Problems” dialogue and a disconnection.

Invalid Input	Sorry, your input was invalid.

Pause .5	[ 500 ms of silence ] (Amount of pause time permitted between caller’s vote and continuation of telephone dialogue.)

GENERIC REGISTERED

TELEPHONE PROXY VOTING SERVICE DIALOGUE

1-800-690-6903

Dialogue Number	Type of Dialogue	Dialogue
1	Greeting 1	Hello. Thank you for calling the Telephone Proxy Voting Service.
			ð	Go to dialogue # 2.

2	Greeting 2	Press one if you are calling from a touch-tone phone and have your Proxy form in front of you.
		F	Enter ‘1’
			ð	Go to dialogue # 3.
		F	Enter invalid response. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
			ð	Disconnect.
			G	When an invalid response of more than 1 digit is entered, the caller is disconnected without a message.
		F	Enter nothing. “Please call back when you have your Proxy Form. Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.”
			ð	Disconnect.

3	Let’s Begin	Let’s begin.
			ð	Go to dialogue # 4.

4	Enter CN	Please enter the control number, which is labeled as such, or located in the box indicated by the arrow on your vote instruction form, followed by the pound sign.
		F	Enter 12 valid Control Number digits during or after dialogue #s 3 & 4.
			ð	Go to dialogue # 5.
		F	Enter 12 invalid Control Number digits during or after dialogue #s 3 & 4. “Sorry, your Control Number is invalid.”
			ð	Go to dialogue # 4.
- A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects -.
		F	Enter 1 to 11 invalid digits/characters during or after dialogue #s 3 & 4. “Sorry, your input was invalid.”
			ð	Go to dialogue # 4.
- A third invalid attempt triggers the ‘Sorry Problems’ message and disconnects -.
		F	Enter nothing. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 4.
- A third no response triggers the ‘Sorry Problems’ message and disconnects -.

5	Thank You	Thank You.
When vote is in advance of the meeting date. . .
			ð	Go to dialogue # 6.
OR
When vote is on the day of or passed the meeting date . . .
“Your vote cannot be accepted. It is the date of the meeting or the vote is late.”
			ð	Go to dialogue # 4.

Dialogue Number	Type of Dialogue	Dialogue
6	Accept Default	If you elect to vote as Management recommends, press one. If you elect to vote on directors and proposals individually, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 24.
		F	Enter ‘2’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 6.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects -.
Dialogues numbered 7 ‚ through 15 and 19 are only reached when there are nominees to vote on - and caller elects to vote on directors and proposals individually.

7	Nominee Vote	There are zero nominees for this proxy vote.
			ð	Go to dialogue # 16.
	**Dialogue  or ‚ depending on whether there are Nominees for this proxy vote			OR
‚If you wish to vote for all nominees, press one. To withhold all nominees, press two. To withhold specific nominees, press three.
		F	Enter ‘1’.
			ð	Go to dialogue # 8.
		F	Enter ‘2’.
			ð	Go to dialogue # 9.
		F	Enter ‘3’.
			ð	Go to dialogue # 10.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 7.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects-.

8	For All Nominees	You have voted for all nominees. If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 16.
		F	Enter ‘2’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 8.
- A third no response or invalid response triggers the ‘Sorry Problems’ message and disconnects-.

9	Withhold All Nominees	You have voted to withhold all nominees. If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 16.
		F	Enter ‘2’.
			ð	Go to dialogue # 7.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”

Dialogue Number	Type of Dialogue	Dialogue
			ð	Go to dialogue # 9.
- A third no response or invalid response triggers the ‘Sorry Problem’ message and disconnects-.

10	Specific Nominee	You have chosen to withhold Specific Nominees.
			ð	Go to dialogue # 11.

11	Enter Nominee	Enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished enter zero zero.
		F	Enter valid two digit number between 1 and 10.
			ð	Go to dialogue # 12.
		F	Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.
			ð	Go to dialogue # 13.
		F	Enter ‘00’.
			ð	Go to dialogue # 16.
		F	Enter invalid digit(s).
			ð	Go to dialogue # 14.
		F	Enter nothing.
			ð	Go to dialogue # 16.

12	Verify Nominee	You have entered Nominee Number . . . If this is correct, press one. If this is not correct, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 15.
		F	Enter ‘2’.
			ð	Go to dialogue # 15.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 12. – (Only “if…correct, press one—if…not correct, press two” is repeated.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

13	Dup Nominee	You have already selected Nominee Number . . .
			ð	Go to dialogue # 15.

14	Invalid Nominee	Your entry was invalid. The Nominee Number must be between one and ten.
			ð	Go to dialogue # 15.

15	Another Nominee	If you wish to withhold another nominee, enter the two digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter zero zero.
		F	Enter valid two digit number between 1 and 10 to withhold another nominee.
			ð	Go to dialogue # 12.
		F	Enter valid two digit number between 1 and 10 that was previously entered - therefore a duplicate nominee number.
			ð	Go to dialogue # 13.
		F	Enter ‘00’.
			ð	Go to dialogue # 16.
		F	Enter invalid nominee number.
			ð	Go to dialogue # 14.
		F	Enter nothing.
			ð	Go to dialogue # 16.

16	Proposal Voting	Proxy Voting continues with Proposal Voting.
			ð	Go to dialogue # 17.

Dialogue Number	Type of Dialogue	Dialogue
17	Proposal Name	We are ready to accept your vote for Proposal . . .
			ð	Go to dialogue # 18

18	Proposal Vote	If you are voting for this proposal, press one. If you are voting against this proposal, press two. If you wish to abstain, press three.
		F	Enter ‘1’, ‘2’, ‘3’, etc. (proposal numbers may vary) to vote on a specific proposal.
			ð	Go to dialogue # 17. to vote on another proposal.
			ð	Go to dialogue # 29 – 40 to indicate response to data collection
			ð	Go to dialogue # 19. after all proposals are voted.
		F	Enter nothing or invalid response. “I have not received your response. “ OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 17.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

19	Nominee Vote Confirmation	When there are no nominees . . .
			ð	Go to dialogue # 20.
When there are nominees . . . You have voted for all Nominees. OR You have voted to withhold all Nominees. OR You have voted to withhold Nominee . . .
			ð	Go to dialogue # 20.

20	For Proposal	You have voted for Proposal . . .

21	Against Proposal	You have voted against Proposal . . .

22	Abstain Proposal	You have voted to abstain from Proposal . . .
		F	Dialogues 20, 21 and 22 are repeated until all proposal votes are verified.
		F	Dialogues 41 – 64 are repeated until all data collection indications are verified.
			ð	Go to dialogue # 23.

23	Confirm Votes	If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three.
		F	Enter ‘1’. “A vote has been recorded for Control Number . . . . . . . . .”.
			ð	Go to dialogue # 26.
		F	Enter ‘2’.
			ð	Go to dialogue # 6.
- A third entry of this response triggers the too ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects-.
		F	Enter ‘3’.
			ð	Go to dialogue # 19.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 19, 20 , 21, 22, 41 - 64.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

24	Vote Recommended	You have elected to vote as the Board of Directors has recommended.
			ð	Go to dialogue # 25.

Dialogue Number	Type of Dialogue	Dialogue
25	Board Recommends	Recommended elections include a vote to approve all proposed nominees and a vote for proposals zero one, zero two, zero four. If this is correct, press one. If this is not correct, press two. If you would like your vote repeated to you, press three,
		F	Enter ‘1’ “A vote has been recorded for Control Number . . . . . . . . .”.
			ð	Go to dialogue # 26.
		F	Enter ‘2’.
			ð	Go to dialogue # 6.
- A third entry of this response triggers the ‘Too Many Incorrect’ message, followed by the ‘Sorry Problems’ message and disconnects-.
		F	Enter ‘3’.
			ð	Go to dialogue # 24.
		F	Enter nothing or an invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 24.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

26	Conclude Business	If this concludes your business, press one. If you would like to vote for another Proxy Election, press two.
		F	Enter ‘1’.
			ð	Go to dialogue # 27.
		F	Enter ‘2’.
			ð	Go to dialogue # 27.
		F	Enter nothing or invalid response. “I have not received your response.” OR “Sorry, your input was invalid.”
			ð	Go to dialogue # 26.
- A third no response or invalid response triggers ‘Sorry Problems’ message and disconnects-.

27	Record Votes	All of your votes have been recorded by the Telephone Proxy Voting Service. Do not mail in your proxy card. Keep it as a record of your vote.
			ð	Go to dialogue # 4 - if voting for another Proxy Election based on voter’s response to dialogue # 26.
			ð	Go to dialogue # 28 - if not voting for another Proxy Election based on voter’s response to dialogue #26.

28	Thank You	Thank you for calling the Telephone Proxy Voting Service. This concludes your transaction.
			ð	Disconnect.

29	Discontinue AR	If you wish to discontinue receipt of the Annual Report, please press 1 for YES or 2 for NO.

30	Generic Confidential Voting	If you would like to keep your vote confidential under the current policy please press 1 for YES or 2 for NO

31	Delphi Confidential Voting	If you would like to keep your vote confidential under Delphi’s policy please press 1 for YES or 2 for NO

32	Electronic Access	To view meeting materials electronically via the internet rather than receiving a hard copy, please note that you will continue to receive a proxy card for voting purposes only, please press 1 for YES or
2 for NO.

33	HouseHolding (Pseudo) Prop.	To consent to receive certain future investor communications in a single package per household, please press 1 for YES or 2 for NO

Dialogue Number	Type of Dialogue	Dialogue

34	Meeting Attendance	If you plan to attend this meeting, please press 1 for YES or 2 for NO

35	Question 1 Yes/No	In regards to Question 1, please press 1 for YES or 2 for NO.

36	Question 2 Yes/No	In regards to Question 2, please press 1 for YES or 2 for NO.

37	Question 3 Yes/No	In regards to Question 3, please press 1 for YES or 2 for NO.

38	Question 1 For/Against	In regards to Question 1, please press 1 to vote “FOR” or 2 to vote “AGAINST”

39	Question 2 For/Against	In regards to Question 2, please press 1 to vote “FOR” or 2 to vote “AGAINST”

40	Question 3 For/Against	In regards to Question 3, please press 1 to vote “FOR” or 2 to vote “AGAINST”

41	Confirm Discontinue AR 1	You have indicated you no longer wish to receive the Annual Report.

42	Confirm Discontinue AR 2	You have indicated you wish to continue receiving the Annual Report.

43	Confirm of Confidential Voting 1	You have selected YES to keeping your vote confidential under the current policy

44	Confirm of Confidential Voting 2	You have selected NO to keeping your vote confidential under the current policy

45	Confirmation of Delphi 1	You have selected YES to keeping your vote confidential under Delphi’s policy

46	Confirmation of Delphi 2	You have selected NO to keeping your vote confidential under Delphi’s policy

47	Confirm Electronic Access 1	You have indicated you wish to view meeting materials electronically via the internet instead of receiving a hard copy. Once again, please note that you will continue to receive a proxy card for voting purposes only.

48	Confirm Electronic Access 2	You have indicated you wish to continue receiving a hard copy of all meeting materials.

49	Confirm Householding 1	You have consented to receive certain future investor communications in a single package per household.

50	Confirm Householding 2	You did not consent to receive certain future investor communications in a single packager per household

51	Confirm Meeting Attendance 1	You have indicated you will attend this meeting

52	Confirm Meeting Attendance 2	You have indicated you will not attend this meeting.

53	Confirm Question 1 Yes	You have indicated YES to Question 1.

54	Confirm Question 1 No	You have indicated NO to Question 1.

55	Confirm Question 2 Yes	You have indicated YES to Question 2.

56	Confirm Question 2 No	You have indicated NO to Question 2.

57	Confirm Question 3 Yes	You have indicated YES to Question 3.

Dialogue Number	Type of Dialogue	Dialogue
58	Confirm Question 3 No	You have indicated NO to Question 3.

59	Confirm Question 1 For	You have voted “FOR” Question 1.

60	Confirm Question 1 Against	You have voted ‘AGAINST’ Question 1.

61	Confirm Question 2 For	You have voted “FOR” Question 2

62	Confirm Question 2 Against	You have voted ‘AGAINST’ Question 2.

63	Confirm Question 3 For	You have voted “FOR” Question 3

64	Confirm Question 3 Against	You have voted ‘AGAINST’ Question 3

STANDARD DIALOGUES REPEATED UNDER VARIOUS CONDITIONS

The dialogues below are spoken under various circumstances. Generally, the “Sorry Problems”

dialogue is repeated on the third attempt to get valid information.

Type of Instruction	Dialogue
Sorry Problems	We are sorry you are experiencing problems entering your vote. Please call later and try again.

G NOTE
The “Sorry Problems” dialogue is generally repeated after any combination of three invalid responses or non response to a set of dialogues. This is followed by a disconnection.

Too Many Incorrects	You have made too many incorrect entries. Please call back when you have the correct information.

G NOTE
The “Too Many Incorrects” dialogue is generally repeated when there are several changes and inconsistencies responding to a set of dialogues. This is followed by the “Sorry Problems” dialogue and a disconnection.

Invalid Input	Sorry, your input was invalid.

Pause .5	[ 500 ms of silence ] (Amount of pause time permitted between caller’s vote and continuation of telephone dialogue.)

Internet Proxy Voting	Page 1 of 2

ProxyVote

❖	DELPHI CORPORATION Annual Meeting

Meeting Date: 05/06/2004 for holders as of 03/08/2004

CUSIP: 247126- 105 Your Control Number:

Ú	Scroll down for proxy instructions and voting.

If you plan to attend the meeting click here.

Directors’ Recommendations:

Choose this if you would like to vote your shares following directors’ recommendations.

See below or refer to the proxy statement for the detailed recommendations. Please read them carefully.

Vote my shares per directors’ recommendations

Proxy Ballot:

■	DIRECTOR(S):

➢	Directors recommend a vote FOR election of the following nominee(s):

OSCAR BERNARDES ; DR. BERND GOTTSCHALK ; JOHN D. OPIE

☐ For all nominees	☐ Withhold all nominees	☐ For all EXCEPT those selected below:

☐ OSCAR BERNARDES

☐ DR. BERND GOTTSCHALK

☐ JOHN D. OPIE

■	Proposal(s): Please indicate your proposal selections by clicking on the fields below.

02. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

➢	Directors Recommend : FOR

☐ For	☐ Against	☐ Abstain

03. APPROVE THE DELPHI CORPORATION ANNUAL INCENTIVE PLAN

➢	Directors Recommend : FOR

☐ For	☐ Against	☐ Abstain

04. APPROVE THE DELPHI CORPORATION LONG-TERM INCENTIVE PLAN

➢	Directors Recommend : FOR

☐ For	☐ Against	☐ Abstain

05. STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI’S STOCKHOLDER RIGHTS PLAN

➢	Directors Recommend : AGAINST

Internet Proxy Voting	Page 2 of 2

☐ For	☐ Against	☐ Abstain

06. STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS

➢	Directors Recommend : AGAINST

☐ For	☐ Against	☐ Abstain

07. STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI’S INTERNATIONAL

      OPERATIONS

➢	Directors Recommend : AGAINST

☐ For	☐ Against	☐ Abstain

Vote my shares per the above selections

Legal Proxy:

Choose this only if you plan to attend and vote your shares at the meeting.

IMPORTANT: By choosing this option, we are precluded from voting your shares on your behalf. A Legal Proxy covering your securities will be issued to you. Your Legal Proxy must be presented at the meeting for your shares to be represented. Do not make any other marks on this ballot.

I plan to attend the meeting

DO NOT use this option if you hold shares directly with the issuer, rather than through a bank or broker.

Click to see: “Letter to our clients regarding voting authority”

Back to top

Download Adobe® Reader® I Privacy Statement

Internet Proxy Voting	Page 1 of 2

ProxyVote

❖ DELPHI CORPORATION Annual Meeting	Meeting Materials

Meeting Date: 05/06/2004 for holders as of 03/08/2004 CUSIP: 247126- 105 Your Control Number:	2 ANNUAL REPORT 2 PROXY STATEMENT

Ú Scroll down for proxy instructions and voting.

The undersigned authorizes J. T. Battenberg III and John D. Opie, and each of them, with full power of substitution, as proxies of the undersigned, to vote the COMMON STOCK of the undersigned upon the nominees for Director (Oscar de Paula Bernardes Neto, Dr. Bernd Gottschalk, John D. Opie), upon the other items shown, which are described on pages 5 through 22 of the Proxy Statement, and upon all other matters which may properly come before the 2004 Annual Meeting of Stockholders of Delphi Corporation, or any adjournment thereof.

Directors’ Recommendations:

Choose this if you would like to vote your shares following directors’ recommendations.

See below or refer to the proxy statement for the detailed recommendations.

Please read them carefully.

Vote my shares per directors’ recommendations

Proxy Ballot:

■	DIRECTOR(S):

➢	Directors recommend a vote FOR election of the following nominee(s):

OSCAR BERNARDES ; DR. BERND GOTTSCHALK ; JOHN D. OPIE

☐ For all nominees	☐ Withhold all nominees	☐ For all EXCEPT those selected below:

☐ OSCAR BERNARDES

☐ DR. BERND GOTTSCHALK

☐ JOHN D. OPIE

■	Proposal(s): Please indicate your proposal selections by clicking on the fields below.

02. RATIFY SELECTION OF DELOITTE & TOUCHE LLP AS INDEPENDENT ACCOUNTANTS

➢	Directors Recommend : FOR

☐ For	☐ Against	☐ Abstain

03. APPROVE THE DELPHI CORPORATION ANNUAL INCENTIVE PLAN

Internet Proxy Voting	Page 2 of 2

➢	Directors Recommend : FOR

☐ For	☐ Against	☐ Abstain

04. APPROVE THE DELPHI CORPORATION LONG-TERM INCENTIVE PLAN

➢	Directors Recommend : FOR

☐ For	☐ Against	☐ Abstain

05. STOCKHOLDER PROPOSAL RELATING TO THE REDEMPTION OF DELPHI’S STOCKHOLDER RIGHTS PLAN

➢	Directors Recommend : AGAINST

☐ For	☐ Against	☐ Abstain

06. STOCKHOLDER PROPOSAL RELATING TO THE ANNUAL ELECTION OF DIRECTORS

➢	Directors Recommend : AGAINST

☐ For	☐ Against	☐ Abstain

07. STOCKHOLDER PROPOSAL RELATING TO ADOPTION OF CODE FOR DELPHI’S INTERNATIONAL

      OPERATIONS

➢	Directors Recommend : AGAINST

☐ For	☐ Against	☐ Abstain

. PLEASE INDICATE IF YOU WOULD LIKE TO KEEP YOUR VOTE CONFIDENTIAL UNDER DELPHI’S POLICY

☐ Yes     ☐ No

Meeting Attendance. PLEASE INDICATE IF YOU PLAN TO ATTEND THIS MEETING

☐ Yes     ☐ No

Vote my shares per the above selections

Click to see: “Letter to our clients regarding voting authority”

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Download Adobe® Reader® I Privacy Statement

In connection with the DELPHI CORPORATION 2004 Annual Meeting of Stockholders, this e-mail describes how to access proxy materials and vote by proxy.

GENERAL INFORMATION

You received this e-mail because our records show that (1) you are an employee of DELPHI CORPORATION who has regular access to the company’s e-mail in the ordinary course of performing your duties and are expected to log-on to e-mail routinely to receive communications, or (2) you have expressly consented to receive DELPHI CORPORATION communications and vote by proxy via the Internet. You may have given this consent during a prior vote at ProxyVote.com.

This e-mail notification contains information specific to your holding in the security identified below. If you have DELPHI CORPORATION shares in multiple accounts, you will be receiving multiple e-mails representing your various accounts. Each e-mail will include a separate CONTROL NUMBER. We urge you to vote each account. Please read the instructions carefully before proceeding.

This is a NOTIFICATION of the:

DELPHI CORPORATION 2004 Annual Meeting of Stockholders.

RECORD DATE: March 8, 2004

MEETING DATE: May 6, 2004

CUSIP NUMBER: 247126105

CONTROL NUMBER: 012345678901

You can enter your voting instructions and view the shareholder material at the following Internet site: http://www.proxyvote.com/0012345678901

For our secure site: https://www.proxyvote.com/0012345678901

Note: If your e-mail software supports it, you can simply click on the above link.

To access ProxyVote.com, you will need your four digit PIN:

-	If you are an employee of DELPHI CORPORATION, your PIN is the last four digits of your Social Security number.

-	If you are a stockholder who consented to receive proxy materials electronically, your PIN is the four digit number you selected at the time of your enrollment.

-	If you have forgotten your PIN number, please follow the instructions on www.proxyvote.com

Internet voting is accepted up to 11:59 p.m. (ET) the day before the meeting date.

To view the documents below, you may need Adobe Acrobat Reader. To download the Adobe Reader, click the url address below: http://www.adobe.com/products/acrobat/readstep2.html

The relevant supporting documentations can also be found at the following Internet site(s):

ANNUAL REPORT

http://adp.mobular.net/adp/24/5/6/index.php?sid=7&where=eengine.writePage(46)

PROXY STATEMENT

http://adp.mobular.net/adp/24/5/6/index.php?sid=7&where=eengine.writePage(4)

To cancel or change your enrollment profile, please go to http://www.icsdelivery.com/delphi

Please note that this year, you will receive a written meeting notification in the mail explaining the time, date and location of the meeting.

There are no charges for this service. There may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Please do not send any e-mail to ID@ProxyVote.com. Please REPLY to this e-mail with any comments or questions about proxyvote.com. (Include the original text and subject line of this message for identification purposes)